Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Reports First Quarter 2026 Financial Results
•Current quarter diluted earnings per common share from continuing operations of $10.82 and current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) of $8.66
•Record quarterly U.K. gross profits of $230.6 million, a 6.3% increase over the comparable prior year quarter, driven by double digit same store parts and service and F&I growth.
•Repurchased approximately 1.7% of the Company’s outstanding common shares in first quarter of 2026
HOUSTON, TX, April 30, 2026 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 250 automotive retailer with 253 dealerships located in the U.S. and U.K., today reported financial results for the first quarter of 2026 (“current quarter”).
“The U.K. performed well in the first quarter of 2026,” said Daryl Kenningham, Group 1’s President and Chief Executive Officer. “Our U.K. business generated record revenues across nearly all major business lines and achieved record gross profit in used vehicles and parts and service. In the U.S., we saw a key bright spot in aftersales, with parts and service gross margin reaching a new quarterly high. Parts and service continues to be a key differentiator for us and our strength during this quarter is a testament to our relentless focus on operational excellence.”
“The broader macro environment remains dynamic and challenging, with persistently high interest rates and elevated vehicle and gasoline prices weighing on affordability. To address these challenges, we have initiated several cost actions in the U.S. and U.K., including staffing reductions and discretionary expense reductions across our business.”
Reconciliations for financial results, non-GAAP metrics and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
•Current quarter total revenues were $5.4 billion, compared to $5.5 billion for the first quarter of 2025 (“prior-year quarter”).
•Current quarter net income from continuing operations was $129.9 million, an increase of $2.1 million compared to $127.7 million for the prior-year quarter.
•Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $104.0 million, compared to $134.7 million for the prior-year quarter.
•Current quarter diluted earnings per common share from continuing operations was $10.82, an increase of $1.18 compared to $9.64 for the prior-year quarter.
•Current quarter diluted earnings per common share from continuing operations included a $2.87 per share benefit related to a gain on asset dispositions.
•Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $8.66, compared to $10.17 for the prior-year quarter.

First Quarter 2026 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	1Q26	Change	1Q26	Change
Total revenues	$5.4B	(1.8)%	$5.2B	(1.2)%
Total gross profit (“GP”)	$877.9M	(1.6)%	$844.7M	(1.4)%
NV units sold	52,398	(6.6)%	50,812	(5.2)%
NV GP per retail unit (“PRU”)	$3,296	(2.5)%	$3,239	(4.8)%
Used vehicle (“UV”) retail units sold	56,985	(4.4)%	55,128	(3.5)%
UV retail GP PRU	$1,540	(1.9)%	$1,544	(1.7)%
Parts & service (“P&S”) GP	$400.0M	+5.0%	$384.4M	+5.9%
P&S Gross Margin (“GM”)	56.8%	+1.7%	56.8%	+0.8%
Finance and Insurance (“F&I”) revenues	$215.9M	(4.6)%	$208.7M	(4.9)%
F&I GP PRU	$1,974	+0.9%	$1,970	(0.5)%
Adjusted F&I GP PRU (a non-GAAP measure)	$2,036	+4.1%	$2,035	+2.7%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	68.4%	(79) bps	72.9%	+339 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	72.7%	+319 bps	72.2%	+325 bps
Corporate Development
During the current quarter, as part of Volkswagen Group’s Ideal Network Plan, Group 1 acquired one Skoda and two Volkswagen dealerships in the U.K. This acquisition is expected to generate approximately $135 million in annual revenues. The Company remains focused on efficiently and effectively integrating acquisitions into existing operations to create value for shareholders.
During the current quarter, the Company also disposed of two Mercedes-Benz dealerships in California and one Volkswagen and one Skoda dealership in the U.K. These dealerships generated approximately $570 million in annual revenues.
Subsequent to the current quarter, Group 1 executed an agreement with a Chinese automaker, Geely, to expand the U.K. network through three new locations. Additionally, we are evaluating representation with two additional Chinese OEMs.
Share Repurchases
During the current quarter, the Company repurchased 205,190 shares, at an average price per common share of $353.08, for a total of $72.4 million, excluding excise taxes of $0.5 million.
As of March 31, 2026, the Company had an aggregate 11,900,611 outstanding common shares and unvested restricted stock awards. As of March 31, 2026, the Company had $306.3 million remaining in its Board authorized common share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations in the open market, pursuant to Rule 10b5-1 trading plans or in privately negotiated transactions, and subject to Board approval and covenant restrictions.

First Quarter Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10:00 a.m. ET to discuss the first quarter 2026 financial results. The conference call will be simulcast live on the Internet at http://www.group1corp.com/events. A webcast replay will be available for 30 days. A copy of the Company’s presentation will also be made available at http://www.group1corp.com/company-presentations.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Passcode:     3297324
A telephonic replay will be available following the call through May 7, 2026, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay Code:    9961441
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 253 automotive dealerships, 313 franchises, and 32 collision centers in the United States and the United Kingdom that offer 36 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, and www.facebook.com/group1auto.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the impacts of sustained levels of inflation, (c) developments in U.S. and global trade policy, including the imposition by the U.S. of significant tariffs on the import of automobiles and certain materials used in our parts and services business and the resulting consequences (including, but not limited to, retaliatory tariffs by non-U.S. nations, supply chain disruptions, vehicle and part cost increases and demand decreases, and potential recessions in the U.S. and U.K.), (d) the level of manufacturer incentives, (e) our ability to comply with extensive laws, regulations and policies applicable to our operations, including BEV mandates in the U.K., and their impact on new vehicle demand, (f) our ability to obtain an inventory of desirable new and used vehicles (including as a result of changes in the international trade environment), (g) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (h) our cost of financing and the availability of credit for consumers, (i) our ability to complete acquisitions and dispositions, on a timely basis, if at all and the risks associated therewith, (j) our ability to successfully integrate recent and future acquisitions and realize the expected benefits from consummated acquisitions, (k) foreign exchange controls and currency fluctuations, (l) the armed conflicts in Ukraine and the Middle East, (m) our ability to maintain sufficient liquidity to operate, and (n) a material failure in or breach of our vendors’ information technology systems and other cybersecurity incidents. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
Kimberly Barta
Head of Marketing and Communications
Group 1 Automotive, Inc.
kbarta@group1auto.com
or
Jude Gorman / Clayton Erwin
Collected Strategies
Group1-CS@collectedstrategies.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31,
	2026	2025	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$2,562.4	$2,680.0	$(117.6)	(4.4)%
Used vehicle retail sales	1,774.9	1,755.4	19.5	1.1%
Used vehicle wholesale sales	149.5	151.6	(2.1)	(1.4)%
Parts and service sales	704.4	692.1	12.4	1.8%
Finance, insurance and other, net	215.9	226.2	(10.4)	(4.6)%
Total revenues	5,407.1	5,505.3	(98.2)	(1.8)%
COST OF SALES:
New vehicle retail sales	2,389.7	2,490.3	(100.6)	(4.0)%
Used vehicle retail sales	1,687.2	1,661.9	25.3	1.5%
Used vehicle wholesale sales	147.9	150.1	(2.1)	(1.4)%
Parts and service sales	304.4	311.1	(6.7)	(2.2)%
Total cost of sales	4,529.2	4,613.3	(84.1)	(1.8)%
GROSS PROFIT	877.9	891.9	(14.1)	(1.6)%
Selling, general and administrative expenses	600.6	617.3	(16.7)	(2.7)%
Depreciation and amortization expense	31.1	29.3	1.9	6.5%
Asset impairments	2.5	0.4	2.1	503.4%
Restructuring charges	1.0	11.1	(10.1)	(90.8)%
INCOME FROM OPERATIONS	242.6	233.9	8.7	3.7%
Floorplan interest expense	23.3	26.9	(3.6)	(13.4)%
Other interest expense, net	48.8	39.8	9.0	22.7%
Other income	—	(0.3)	0.3	(99.9)%
INCOME BEFORE INCOME TAXES	170.5	167.5	3.0	1.8%
Provision for income taxes	40.6	39.7	0.9	2.1%
Net income from continuing operations	129.9	127.7	2.1	1.7%
Net income from discontinued operations	0.3	0.4	—	(5.7)%
NET INCOME	$130.2	$128.1	$2.1	1.6%
Less: Earnings allocated to participating securities	1.3	1.6	(0.3)	(16.6)%
Net income available to diluted common shares	$128.9	$126.5	$2.4	1.9%
Diluted earnings per share from continuing operations	$10.82	$9.64	$1.18	12.2%
Diluted earnings per share from discontinued operations	$0.03	$0.03	$—	4.0%
DILUTED EARNINGS PER SHARE	$10.85	$9.67	$1.18	12.2%
Weighted average dilutive common shares outstanding	11.9	13.1	(1.2)	(9.2)%
Weighted average participating securities	0.1	0.2	—	(25.8)%
Total weighted average shares	12.0	13.2	(1.2)	(9.4)%
Effective tax rate on continuing operations	23.8%	23.7%	0.1%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	March 31, 2026	December 31, 2025	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$41.7	$32.5	$9.2	28.3%
Inventories, net	$2,727.8	$2,741.3	$(13.5)	(0.5)%
Floorplan notes payable, net (1)	$2,239.0	$1,915.8	$323.2	16.9%
Total debt	$3,141.0	$3,699.5	$(558.5)	(15.1)%
Total equity	$2,839.6	$2,789.1	$50.4	1.8%
(1) Amounts are net of offset accounts of $149.7 and $504.2, respectively.

	Three Months Ended March 31,
	2026	2025
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	66.2%	67.4%
United Kingdom	33.8%	32.6%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	25.3%	23.0%
Volkswagen/Audi/Porsche/SEAT/SKODA	15.6%	17.3%
BMW/MINI	13.0%	12.3%
Mercedes-Benz/Sprinter/smart	9.6%	9.3%
Honda/Acura	8.0%	8.0%
Chevrolet/GMC/Buick	7.0%	7.7%
Ford/Lincoln	6.8%	6.6%
Hyundai/Kia/Genesis	5.5%	5.1%
Jaguar/Land Rover	3.6%	3.0%
Nissan	1.7%	1.8%
Subaru	1.5%	2.8%
Chrysler/Dodge/Jeep/RAM/Citroën/Leapmotor	1.3%	1.8%
Mazda	0.9%	1.1%
Other	0.1%	0.1%
	100.0%	100.0%

	March 31, 2026	December 31, 2025	March 31, 2025
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	38	46	29
Used vehicle inventory	32	36	33
U.S.
New vehicle inventory	51	44	38
Used vehicle inventory	26	29	26
U.K.
New vehicle inventory	19	52	16
Used vehicle inventory	42	55	47
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2026	2025	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,562.4	$2,680.0	$(117.6)	(4.4)%	$39.0	(5.8)%
Used vehicle retail sales	1,774.9	1,755.4	19.5	1.1%	42.5	(1.3)%
Used vehicle wholesale sales	149.5	151.6	(2.1)	(1.4)%	3.4	(3.7)%
Total used	1,924.4	1,907.0	17.4	0.9%	45.9	(1.5)%
Parts and service sales	704.4	692.1	12.4	1.8%	11.6	0.1%
F&I, net	215.9	226.2	(10.4)	(4.6)%	2.6	(5.7)%
Total revenues	$5,407.1	$5,505.3	$(98.2)	(1.8)%	$98.9	(3.6)%
Gross profit:
New vehicle retail sales	$172.7	$189.6	$(17.0)	(8.9)%	$3.1	(10.6)%
Used vehicle retail sales	87.7	93.5	(5.8)	(6.2)%	1.8	(8.2)%
Used vehicle wholesale sales	1.5	1.5	—	(0.2)%	(0.1)	5.8%
Total used	89.3	95.1	(5.8)	(6.1)%	1.8	(8.0)%
Parts and service sales	400.0	381.0	19.0	5.0%	6.6	3.3%
F&I, net	215.9	226.2	(10.4)	(4.6)%	2.6	(5.7)%
Total gross profit	$877.9	$891.9	$(14.1)	(1.6)%	$14.1	(3.2)%
Gross margin:
New vehicle retail sales	6.7%	7.1%	(0.3)%
Used vehicle retail sales	4.9%	5.3%	(0.4)%
Used vehicle wholesale sales	1.0%	1.0%	—%
Total used	4.6%	5.0%	(0.3)%
Parts and service sales	56.8%	55.1%	1.7%
Total gross margin	16.2%	16.2%	—%
Units sold:
Retail new vehicles sold (1)	52,398	56,099	(3,701)	(6.6)%
Retail used vehicles sold (1)	56,985	59,618	(2,633)	(4.4)%
Wholesale used vehicles sold	15,402	16,354	(952)	(5.8)%
Total used	72,387	75,972	(3,585)	(4.7)%
Average sales price per unit sold:
New vehicle retail (1)	$52,415	$49,861	$2,554	5.1%	$788	3.5%
Used vehicle retail (1)	$31,204	$29,449	$1,755	6.0%	$746	3.4%
Gross profit per unit sold:
New vehicle retail sales	$3,296	$3,381	$(85)	(2.5)%	$59	(4.3)%
Used vehicle retail sales	$1,540	$1,569	$(29)	(1.9)%	$32	(3.9)%
Used vehicle wholesale sales	$99	$93	$6	6.0%	$(6)	12.4%
Total used	$1,233	$1,251	$(18)	(1.5)%	$24	(3.4)%
F&I PRU	$1,974	$1,955	$19	0.9%	$24	(0.3)%
Adjusted F&I PRU (2)	$2,036	$1,955	$81	4.1%	$24	2.9%
Other:
SG&A expenses	$600.6	$617.3	$(16.7)	(2.7)%	$11.9	(4.6)%
Adjusted SG&A expenses (2)	$643.4	$620.3	$23.1	3.7%	$11.9	1.8%
SG&A as % gross profit	68.4%	69.2%	(0.8)%
Adjusted SG&A as % gross profit (2)	72.7%	69.5%	3.2%
Operating margin %	4.5%	4.2%	0.2%
Adjusted operating margin % (2)	3.9%	4.4%	(0.5)%
Pretax margin %	3.2%	3.0%	0.1%
Adjusted pretax margin % (2)	2.5%	3.2%	(0.7)%
Floorplan expense:
Floorplan interest expense	$23.3	$26.9	$(3.6)	(13.4)%	$0.5	(15.1)%
Less: Floorplan assistance (3)	20.1	20.4	(0.4)	(1.8)%	—	(1.8)%
Net floorplan expense	$3.2	$6.5	$(3.2)		$0.5
(1) Retail new and used vehicle units sold include new and used vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new and used vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2026	2025	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,852.0	$1,968.7	$(116.7)	(5.9)%
Used vehicle retail sales	1,117.5	1,144.3	(26.8)	(2.3)%
Used vehicle wholesale sales	94.6	92.0	2.6	2.8%
Total used	1,212.1	1,236.3	(24.2)	(2.0)%
Parts and service sales	527.2	531.3	(4.1)	(0.8)%
F&I, net	172.6	185.5	(12.9)	(7.0)%
Total revenues	$3,763.8	$3,921.8	$(157.9)	(4.0)%
Gross profit:
New vehicle retail sales	$114.9	$130.6	$(15.8)	(12.1)%
Used vehicle retail sales	59.5	65.8	(6.2)	(9.5)%
Used vehicle wholesale sales	2.8	2.6	0.2	7.0%
Total used	62.3	68.3	(6.0)	(8.8)%
Parts and service sales	297.5	290.5	7.0	2.4%
F&I, net	172.6	185.5	(12.9)	(7.0)%
Total gross profit	$647.2	$675.0	$(27.7)	(4.1)%
Gross margin:
New vehicle retail sales	6.2%	6.6%	(0.4)%
Used vehicle retail sales	5.3%	5.7%	(0.4)%
Used vehicle wholesale sales	2.9%	2.8%	0.1%
Total used	5.1%	5.5%	(0.4)%
Parts and service sales	56.4%	54.7%	1.7%
Total gross margin	17.2%	17.2%	—%
Units sold:
Retail new vehicles sold	34,666	37,835	(3,169)	(8.4)%
Retail used vehicles sold	36,097	38,613	(2,516)	(6.5)%
Wholesale used vehicles sold	9,868	10,217	(349)	(3.4)%
Total used	45,965	48,830	(2,865)	(5.9)%
Average sales price per unit sold:
New vehicle retail	$53,424	$52,034	$1,390	2.7%
Used vehicle retail	$30,959	$29,636	$1,323	4.5%
Gross profit per unit sold:
New vehicle retail sales	$3,313	$3,453	$(139)	(4.0)%
Used vehicle retail sales	$1,650	$1,703	$(54)	(3.1)%
Used vehicle wholesale sales	$279	$252	$27	10.8%
Total used	$1,355	$1,400	$(44)	(3.2)%
F&I PRU	$2,439	$2,426	$13	0.5%
Adjusted F&I PRU (1)	$2,535	$2,426	$109	4.5%
Other:
SG&A expenses	$418.2	$447.4	$(29.2)	(6.5)%
Adjusted SG&A expenses (1)	$461.4	$451.4	$10.0	2.2%
SG&A as % gross profit	64.6%	66.3%	(1.7)%
Adjusted SG&A as % gross profit (1)	70.5%	66.9%	3.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2026	2025	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$710.4	$711.2	$(0.9)	(0.1)%	$39.0	(5.6)%
Used vehicle retail sales	657.4	611.1	46.3	7.6%	42.5	0.6%
Used vehicle wholesale sales	54.9	59.6	(4.7)	(7.9)%	3.4	(13.6)%
Total used	712.3	670.7	41.6	6.2%	45.9	(0.6)%
Parts and service sales	177.3	160.8	16.4	10.2%	11.6	3.0%
F&I, net	43.3	40.8	2.6	6.3%	2.6	(0.2)%
Total revenues	$1,643.3	$1,583.5	$59.7	3.8%	$98.9	(2.5)%
Gross profit:
New vehicle retail sales	$57.8	$59.0	$(1.2)	(2.0)%	$3.1	(7.3)%
Used vehicle retail sales	28.2	27.8	0.4	1.5%	1.8	(5.1)%
Used vehicle wholesale sales	(1.2)	(1.0)	(0.2)	(17.6)%	(0.1)	(8.8)%
Total used	27.0	26.7	0.2	0.9%	1.8	(5.7)%
Parts and service sales	102.5	90.5	12.1	13.3%	6.6	6.0%
F&I, net	43.3	40.8	2.6	6.3%	2.6	(0.2)%
Total gross profit	$230.6	$217.0	$13.7	6.3%	$14.1	(0.2)%
Gross margin:
New vehicle retail sales	8.1%	8.3%	(0.2)%
Used vehicle retail sales	4.3%	4.5%	(0.3)%
Used vehicle wholesale sales	(2.2)%	(1.8)%	(0.5)%
Total used	3.8%	4.0%	(0.2)%
Parts and service sales	57.8%	56.3%	1.6%
Total gross margin	14.0%	13.7%	0.3%
Units sold:
Retail new vehicles sold (1)	17,732	18,264	(532)	(2.9)%
Retail used vehicles sold (1)	20,888	21,005	(117)	(0.6)%
Wholesale used vehicles sold	5,534	6,137	(603)	(9.8)%
Total used	26,422	27,142	(720)	(2.7)%
Average sales price per unit sold:
New vehicle retail (1)	$49,916	$44,642	$5,274	11.8%	$2,738	5.7%
Used vehicle retail (1)	$31,630	$29,106	$2,524	8.7%	$2,043	1.7%
Gross profit per unit sold:
New vehicle retail sales	$3,261	$3,231	$30	0.9%	$174	(4.5)%
Used vehicle retail sales	$1,350	$1,322	$28	2.1%	$88	(4.6)%
Used vehicle wholesale sales	$(222)	$(170)	$(52)	(30.4)%	$(17)	(20.7)%
Total used	$1,021	$985	$36	3.6%	$66	(3.1)%
F&I PRU	$1,121	$1,038	$84	8.1%	$68	1.5%
Other:
SG&A expenses	$182.4	$169.8	$12.5	7.4%	$11.9	0.4%
Adjusted SG&A expenses (2)	$182.0	$168.9	$13.2	7.8%	$11.9	0.7%
SG&A as % gross profit	79.1%	78.3%	0.8%
Adjusted SG&A as % gross profit (2)	78.9%	77.8%	1.1%
(1) Retail new and used vehicle units sold include new and used vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new and used vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2026	2025	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,462.5	$2,569.2	$(106.7)	(4.2)%	$38.2	(5.6)%
Used vehicle retail sales	1,708.3	1,685.5	22.8	1.4%	41.8	(1.1)%
Used vehicle wholesale sales	140.8	138.1	2.6	1.9%	3.1	(0.4)%
Total used	1,849.0	1,823.6	25.5	1.4%	44.9	(1.1)%
Parts and service sales	677.3	647.9	29.4	4.5%	11.4	2.8%
F&I, net	208.7	219.4	(10.7)	(4.9)%	2.6	(6.1)%
Total revenues	$5,197.6	$5,260.1	$(62.6)	(1.2)%	$96.9	(3.0)%
Gross profit:
New vehicle retail sales	$164.6	$182.4	$(17.8)	(9.8)%	$3.0	(11.4)%
Used vehicle retail sales	85.1	89.8	(4.6)	(5.2)%	1.8	(7.2)%
Used vehicle wholesale sales	1.8	2.1	(0.2)	(10.8)%	(0.1)	(7.4)%
Total used	87.0	91.8	(4.9)	(5.3)%	1.7	(7.2)%
Parts and service sales	384.4	362.8	21.6	5.9%	6.5	4.2%
F&I, net	208.7	219.4	(10.7)	(4.9)%	2.6	(6.1)%
Total gross profit	$844.7	$856.5	$(11.8)	(1.4)%	$13.8	(3.0)%
Gross margin:
New vehicle retail sales	6.7%	7.1%	(0.4)%
Used vehicle retail sales	5.0%	5.3%	(0.3)%
Used vehicle wholesale sales	1.3%	1.5%	(0.2)%
Total used	4.7%	5.0%	(0.3)%
Parts and service sales	56.8%	56.0%	0.8%
Total gross margin	16.3%	16.3%	—%
Units sold:
Retail new vehicles sold (1)	50,812	53,625	(2,813)	(5.2)%
Retail used vehicles sold (1)	55,128	57,155	(2,027)	(3.5)%
Wholesale used vehicles sold	14,839	15,274	(435)	(2.8)%
Total used	69,967	72,429	(2,462)	(3.4)%
Average sales price per unit sold:
New vehicle retail (1)	$52,058	$49,948	$2,110	4.2%	$799	2.6%
Used vehicle retail (1)	$31,046	$29,494	$1,552	5.3%	$760	2.7%
Gross profit per unit sold:
New vehicle retail sales	$3,239	$3,402	$(163)	(4.8)%	$60	(6.5)%
Used vehicle retail sales	$1,544	$1,571	$(26)	(1.7)%	$33	(3.8)%
Used vehicle wholesale sales	$123	$134	$(11)	(8.2)%	$(5)	(4.6)%
Total used	$1,243	$1,268	$(25)	(2.0)%	$25	(3.9)%
F&I PRU	$1,970	$1,981	$(10)	(0.5)%	$25	(1.8)%
Adjusted F&I PRU (2)	$2,035	$1,981	$54	2.7%	$25	1.5%
Other:
SG&A expenses	$615.5	$595.0	$20.5	3.4%	$11.4	1.5%
Adjusted SG&A expenses (2)	$614.5	$590.2	$24.2	4.1%	$11.4	2.2%
SG&A as % gross profit	72.9%	69.5%	3.4%
Adjusted SG&A as % gross profit (2)	72.2%	68.9%	3.3%
Operating margin %	3.8%	4.4%	(0.6)%
Adjusted operating margin % (2)	4.0%	4.5%	(0.5)%
(1) Retail new and used vehicle units sold include new and used vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new and used vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2026	2025	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,764.4	$1,898.8	$(134.4)	(7.1)%
Used vehicle retail sales	1,060.5	1,113.7	(53.2)	(4.8)%
Used vehicle wholesale sales	89.6	85.0	4.6	5.4%
Total used	1,150.1	1,198.7	(48.6)	(4.1)%
Parts and service sales	504.3	498.8	5.5	1.1%
F&I, net	165.9	181.3	(15.4)	(8.5)%
Total revenues	$3,584.8	$3,777.6	$(192.8)	(5.1)%
Gross profit:
New vehicle retail sales	$107.9	$127.0	$(19.2)	(15.1)%
Used vehicle retail sales	57.4	64.4	(7.1)	(11.0)%
Used vehicle wholesale sales	2.7	2.4	0.3	12.1%
Total used	60.1	66.9	(6.8)	(10.2)%
Parts and service sales	284.0	278.9	5.1	1.8%
F&I, net	165.9	181.3	(15.4)	(8.5)%
Total gross profit	$617.9	$654.2	$(36.3)	(5.5)%
Gross margin:
New vehicle retail sales	6.1%	6.7%	(0.6)%
Used vehicle retail sales	5.4%	5.8%	(0.4)%
Used vehicle wholesale sales	3.1%	2.9%	0.2%
Total used	5.2%	5.6%	(0.4)%
Parts and service sales	56.3%	55.9%	0.4%
Total gross margin	17.2%	17.3%	(0.1)%
Units sold:
Retail new vehicles sold	33,404	36,590	(3,186)	(8.7)%
Retail used vehicles sold	34,584	37,566	(2,982)	(7.9)%
Wholesale used vehicles sold	9,506	9,789	(283)	(2.9)%
Total used	44,090	47,355	(3,265)	(6.9)%
Average sales price per unit sold:
New vehicle retail	$52,820	$51,893	$927	1.8%
Used vehicle retail	$30,665	$29,647	$1,019	3.4%
Gross profit per unit sold:
New vehicle retail sales	$3,229	$3,472	$(243)	(7.0)%
Used vehicle retail sales	$1,658	$1,715	$(57)	(3.3)%
Used vehicle wholesale sales	$288	$249	$38	15.4%
Total used	$1,363	$1,412	$(50)	(3.5)%
F&I PRU	$2,440	$2,445	$(5)	(0.2)%
Adjusted F&I PRU (1)	$2,540	$2,445	$95	3.9%
Other:
SG&A expenses	$440.9	$438.4	$2.5	0.6%
Adjusted SG&A expenses (1)	$439.9	$434.6	$5.3	1.2%
SG&A as % gross profit	71.4%	67.0%	4.3%
Adjusted SG&A as % gross profit (1)	70.4%	66.4%	4.0%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2026	2025	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$698.1	$670.4	$27.6	4.1%	$38.2	(1.6)%
Used vehicle retail sales	647.8	571.8	76.0	13.3%	41.8	6.0%
Used vehicle wholesale sales	51.2	53.1	(1.9)	(3.6)%	3.1	(9.5)%
Total used	698.9	624.8	74.1	11.9%	44.9	4.7%
Parts and service sales	173.0	149.2	23.8	16.0%	11.4	8.4%
F&I, net	42.8	38.1	4.7	12.4%	2.6	5.6%
Total revenues	$1,612.8	$1,482.5	$130.3	8.8%	$96.9	2.2%
Gross profit:
New vehicle retail sales	$56.7	$55.4	$1.3	2.4%	$3.0	(3.0)%
Used vehicle retail sales	27.8	25.3	2.4	9.7%	1.8	2.5%
Used vehicle wholesale sales	(0.9)	(0.4)	(0.5)	(134.1)%	(0.1)	(115.9)%
Total used	26.9	24.9	1.9	7.7%	1.7	0.8%
Parts and service sales	100.4	83.9	16.5	19.6%	6.5	11.9%
F&I, net	42.8	38.1	4.7	12.4%	2.6	5.6%
Total gross profit	$226.8	$202.3	$24.5	12.1%	$13.8	5.3%
Gross margin:
New vehicle retail sales	8.1%	8.3%	(0.1)%
Used vehicle retail sales	4.3%	4.4%	(0.1)%
Used vehicle wholesale sales	(1.8)%	(0.7)%	(1.0)%
Total used	3.8%	4.0%	(0.1)%
Parts and service sales	58.0%	56.3%	1.8%
Total gross margin	14.1%	13.6%	0.4%
Units sold:
Retail new vehicles sold (1)	17,408	17,035	373	2.2%
Retail used vehicles sold (1)	20,544	19,589	955	4.9%
Wholesale used vehicles sold	5,333	5,485	(152)	(2.8)%
Total used	25,877	25,074	803	3.2%
Average sales price per unit sold:
New vehicle retail (1)	$50,198	$45,106	$5,091	11.3%	$2,749	5.2%
Used vehicle retail (1)	$31,691	$29,202	$2,489	8.5%	$2,047	1.5%
Gross profit per unit sold:
New vehicle retail sales	$3,258	$3,251	$7	0.2%	$174	(5.1)%
Used vehicle retail sales	$1,352	$1,293	$59	4.6%	$88	(2.3)%
Used vehicle wholesale sales	$(169)	$(70)	$(99)	(140.8)%	$(13)	(122.1)%
Total used	$1,039	$995	$44	4.4%	$67	(2.4)%
F&I PRU	$1,128	$1,040	$88	8.5%	$68	1.9%
Other:
SG&A expenses	$174.6	$156.6	$18.0	11.5%	$11.4	4.2%
Adjusted SG&A expenses (2)	$174.6	$155.7	$18.9	12.2%	$11.4	4.8%
SG&A as % gross profit	77.0%	77.4%	(0.4)%
Adjusted SG&A as % gross profit (2)	77.0%	76.9%	—%
(1) Retail new and used vehicle units sold include new and used vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new and used vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share and unit data)

	Three Months Ended March 31, 2026
	U.S. GAAP	Non-recurring F&I adjustment	Non-cash gain on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Restructuring charges	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
F&I, net	$215.9	$6.8	$—	$—	$—	$—	$—	$—	$222.7
Total gross profit	$877.9	$6.8	$—	$—	$—	$—	$—	$—	$884.7
SG&A expenses	$600.6	$—	$—	$(0.7)	$43.8	$—	$(0.3)	$—	$643.4
Depreciation and amortization expense	$31.1	$—	$—	$—	$—	$—	$—	$(0.8)	$30.3
Asset impairments	$2.5	$—	$—	$—	$—	$—	$—	$(2.5)	$—
Restructuring charges	$1.0	$—	$—	$—	$—	$(1.0)	$—	$—	$—
Income (loss) from operations	$242.6	$6.8	$—	$0.7	$(43.8)	$1.0	$0.3	$3.4	$210.9
Other interest expense, net	$48.8	$—	$0.8	$—	$—	$—	$—	$—	$49.6

Income (loss) before income taxes	$170.5	$6.8	$(0.8)	$0.7	$(43.8)	$1.0	$0.3	$3.4	$138.0
Less: Provision (benefit) for income taxes	40.6	1.6	(0.2)	0.2	(9.4)	0.4	0.1	0.8	34.1
Net income (loss) from continuing operations	129.9	5.2	(0.6)	0.5	(34.5)	0.7	0.3	2.5	104.0
Less: Earnings (loss) allocated to participating securities	1.3	0.1	—	—	(0.4)	—	—	—	1.1
Net income (loss) from continuing operations available to diluted common shares	$128.6	$5.1	$(0.6)	$0.5	$(34.1)	$0.7	$0.2	$2.5	$102.9

Diluted earnings (loss) per common share from continuing operations	$10.82	$0.43	$(0.05)	$0.04	$(2.87)	$0.06	$0.02	$0.21	$8.66

Effective tax rate	23.8%								24.7%

F&I PRU (1)	$1,974								$2,036
SG&A as % gross profit (2)	68.4%								72.7%
Operating margin (3)	4.5%								3.9%
Pretax margin (4)	3.2%								2.5%

Same Store F&I, net	$208.7	$6.8	$—	$—	$—	$—	$—	$—	$215.5
Same Store F&I PRU (1)	$1,970								$2,035
Same Store Total gross profit	$844.7	$6.8	$—	$—	$—	$—	$—	$—	$851.5
Same Store SG&A expenses	$615.5	$—	$—	$(0.7)	$—	$—	$(0.3)	$—	$614.5
Same Store SG&A as % gross profit (2)	72.9%								72.2%

Same Store income from operations	$197.5	$6.8	$—	$0.7	$—	$—	$0.3	$2.8	$208.1
Same Store operating margin (3)	3.8%								4.0%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.3	$—	$0.3
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.3	$—	$0.3

Net income (loss)	$130.2	$(25.9)	$104.3
Less: Earnings (loss) allocated to participating securities	1.3	(0.3)	1.1
Net income (loss) available to diluted common shares	$128.9	$(25.7)	$103.2

Diluted earnings per common share from discontinued operations	$0.03	$—	$0.03
Diluted earnings (loss) per common share from continuing operations	10.82	(2.16)	8.66
Diluted earnings (loss) per common share	$10.85	$(2.16)	$8.69
(1) Adjusted F&I PRU excludes the impact of the non-recurring F&I adjustment.
(2) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(3) Adjusted operating margin excludes the impact of the non-recurring F&I adjustment, SG&A reconciling items, accelerated depreciation expense, asset impairment charges and restructuring charges.
(4) Adjusted pretax margin excludes the impact of the non-recurring F&I adjustment, non-cash gain on interest rate swaps, SG&A reconciling items, accelerated depreciation expense, asset impairment charges and restructuring charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31, 2025
	U.S. GAAP	Dealership and real estate transactions	Severance costs	Restructuring charges	Acquisition costs	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$617.3	$7.8	$(1.0)	$—	$(1.1)	$(2.7)	$—	$620.3
Depreciation and amortization expense	$29.3	$—	$—	$—	$—	$—	$(0.4)	$28.9
Asset impairments	$0.4	$—	$—	$—	$—	$—	$(0.4)	$—
Restructuring charges	$11.1	$—	$—	$(11.1)	$—	$—	$—	$—
Income (loss) from operations	$233.9	$(7.8)	$1.0	$11.1	$1.1	$2.7	$0.8	$242.8

Income (loss) before income taxes	$167.5	$(7.8)	$1.0	$11.1	$1.1	$2.7	$0.8	$176.4
Less: Provision (benefit) for income taxes	39.7	(1.7)	—	2.8	—	0.6	0.2	41.6
Net income (loss) from continuing operations	127.7	(6.1)	1.0	8.3	1.1	2.0	0.6	134.7
Less: Earnings (loss) allocated to participating securities	1.6	(0.1)	—	0.1	—	—	—	1.7
Net income (loss) from continuing operations available to diluted common shares	$126.2	$(6.0)	$1.0	$8.2	$1.1	$2.0	$0.6	$133.1

Diluted earnings (loss) per common share from continuing operations	$9.64	$(0.46)	$0.08	$0.63	$0.08	$0.15	$0.05	$10.17

Effective tax rate	23.7%							23.6%

SG&A as % gross profit (1)	69.2%							69.5%
Operating margin (2)	4.2%							4.4%
Pretax margin (3)	3.0%							3.2%

Same Store SG&A expenses	$595.0	$—	$(1.0)	$—	$(1.1)	$(2.7)	$—	$590.2
Same Store SG&A as % gross profit (1)	69.5%							68.9%

Same Store income from operations	$230.8	$—	$1.0	$—	$1.1	$2.7	$3.1	$238.6
Same Store operating margin (2)	4.4%							4.5%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.4	$—	$0.4
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.3	$—	$0.3

Net income	$128.1	$7.0	$135.1
Less: Earnings allocated to participating securities	1.6	0.1	1.7
Net income available to diluted common shares	$126.5	$6.9	$133.4

Diluted earnings per common share from discontinued operations	$0.03	$—	$0.03
Diluted earnings per common share from continuing operations	9.64	0.53	10.17
Diluted earnings per common share	$9.67	$0.53	$10.20
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense, asset impairment charges and restructuring charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense, asset impairment charges and restructuring charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31, 2026
	U.S. GAAP	Non-recurring F&I adjustment	Catastrophic events	Dealership and real estate transactions	Legal items and other professional fees	Non-GAAP adjusted
F&I, net	$172.6	$6.8	$—	$—	$—	$179.4
F&I PRU (1)	$2,439					$2,535
Total gross profit	$647.2	$6.8	$—	$—	$—	$654.0
SG&A expenses	$418.2	$—	$(0.7)	$44.2	$(0.3)	$461.4
SG&A as % gross profit (2)	64.6%					70.5%

Same Store F&I, net	$165.9	$6.8	$—	$—	$—	$172.7
Same Store F&I PRU (1)	$2,440					$2,540
Same Store Total gross profit	$617.9	$6.8	$—	$—	$—	$624.7
Same Store SG&A expenses	$440.9	$—	$(0.7)	$—	$(0.3)	$439.9
Same Store SG&A as % gross profit (2)	71.4%					70.4%

	Three Months Ended March 31, 2025
	U.S. GAAP	Dealership and real estate transactions	Severance costs	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$447.4	$7.8	$(1.0)	$(0.1)	$(2.7)	$451.4
SG&A as % gross profit (2)	66.3%					66.9%

Same Store SG&A expenses	$438.4	$—	$(1.0)	$(0.1)	$(2.7)	$434.6
Same Store SG&A as % gross profit (2)	67.0%					66.4%
(1) Adjusted F&I PRU excludes the impact of the non-recurring F&I adjustment.
(2) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.K.
(Unaudited)
(In millions)

	Three Months Ended March 31, 2026
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$182.4	$(0.3)	$182.0
SG&A as % gross profit (1)	79.1%		78.9%

	Three Months Ended March 31, 2025
	U.S. GAAP	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$169.8	$(1.0)	$168.9
SG&A as % gross profit (1)	78.3%		77.8%

Same Store SG&A expenses	$156.6	$(1.0)	$155.7
Same Store SG&A as % gross profit (1)	77.4%		76.9%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.